Cavium Announces Financial Results for Q3 2011

SAN JOSE, CA -- (Marketwire - October 31, 2011) - Cavium, Inc. (NASDAQ: CAVM), a leading provider of highly integrated semiconductor products that enable intelligent processing for networking, communications, and the digital home, today announced financial results for the third quarter of 2011 ended September 30, 2011.

Revenue in the third quarter of 2011 was $67.7 million, a 5.4% sequential decrease from the $71.6 million reported for the second quarter of 2011 and an increase of 22.7% from the $55.2 million reported for the third quarter of last year.

Generally Accepted Accounting Principles (GAAP) Results

Net income for the third quarter of 2011, on a GAAP basis, was $6.0 million, or $0.12 per diluted share, compared to net income of $1.9 million, or $0.04 per diluted share in the second quarter of 2011, and a net income of $5.0 million, or $0.10 per diluted share in the third quarter of last year. Gross margins were 59.9% in the third quarter of 2011 compared to 59.9% in the second quarter of 2011 and 62.3% in the third quarter of last year. Total cash and cash equivalents were $74.6 million at September 30, 2011.

Non-GAAP Results

Cavium believes that the presentation of non-GAAP financial measures provides important supplemental information to management and investors regarding financial and business trends relating to the company's financial condition and results of operations. These measures should only be used to evaluate the Company's results of operations in conjunction with the corresponding GAAP measures. Non-GAAP financial measures in third quarter of 2011 exclude expenses totaling $8.3 million related to stock-based compensation and related payroll expense, amortization of acquired intangible assets, acquisition related expenses and change in earn-out liability. The reconciliation between GAAP and non-GAAP financial results is provided in the financial statements portion of this release.

Non-GAAP net income for the third quarter of 2011 was $14.4 million, or $0.27 per diluted share, compared with non-GAAP net income of $18.4 million, or $0.34 per diluted share in the second quarter of 2011. Gross margins, on a non-GAAP basis, was 65.0% and operating margins (non-GAAP income from operations as a percentage of revenue), on a non-GAAP basis, was 20.3% in the third quarter of 2011.

"Though revenues this quarter were in line with the updated financial outlook we provided in September, they were weaker than originally expected, in the enterprise market as well as recognized software services revenue. Sales into the enterprise market were affected by a larger than expected impact of a hub transition at one of our major customers as well as lower demand from other enterprise customers as they adjust their supply chain inventory due to the softer demand environment," said Syed Ali, President and CEO of Cavium. "However, we continued to experience high levels of design win activity across multiple product families and are confident that we are well positioned for the future."

Recent News Highlights

  October 31, 2011 -- Cavium Announces Shipment of 64-core NITROX® III - World's Highest Performance Security and Compression Processors for Cloud Computing and Enterprise
  October 31, 2011 -- Radisys Announces Ultra-high Capacity Network Search Solution for Deep Packet Inspection In Next Generation Wireless Infrastructure
  October 25, 2011 -- Cavium Partners with Aricent to Provide Comprehensive 4G Mobile Evolved Packet Core and Radio Access Solutions for OCTEON® II and OCTEON Fusion Processor Families
  October 24, 2011 -- Cavium and Partners Showcase End-to-End, Market-Leading Carrier Class Solutions for Next Generation Wireless infrastructure at 4G World 2011
  October 10, 2011 -- 6WIND Announces Availability of Packet Processing Software Optimized for Cavium's Market-Leading OCTEON® II CN68XX Processor Family
  October 3, 2011 -- Cavium Unveils OCTEON Fusion™: Industry's Most Powerful "Base Station-on-a-Chip" Family
  September 27, 2011 -- Cavium Ships New Multi-Format High Definition Set Top Box SoC for OTT, IPTV and Pay Cable Markets
  September 27, 2011 -- Cavium to Showcase Innovations for Set Top Box, Broadband Gateway, and Wireless Display Applications at Broadband World Forum 2011
  September 6, 2011 -- Sensory Networks Releases DPI Software Optimized for Cavium OCTEON® II Processors
  August 2, 2011 -- Cavium Announces Shipment of Industry-Leading 10-core OCTEON® II Processors into Mobile Basestation, Enterprise Router, Storage and 10G Adapter Applications
  August 2, 2011 -- Cavium Disrupts TCAM Market with Ultra Low Power NEURON Search™ Processor Family

Cavium, Inc. will broadcast its third quarter 2011 financial results conference call today, October 31, 2011, at 2 p.m. Pacific time (5 p.m. Eastern time). The conference call will be available via a live web cast on the investor relations section of the Cavium website at http://www.cavium.com. Please access the website at least a few minutes prior to the start of the call in order to download and install any necessary audio software. An archived web cast replay of the call will be available on the web site for a limited period of time.

About Cavium

Cavium is a leading provider of highly integrated semiconductor products that enable intelligent processing for networking, communications and the digital home. Cavium offers a broad portfolio of integrated, software-compatible processors ranging in performance from 10 Mbps to 40 Gbps that enable secure, intelligent functionality in enterprise, data-center, broadband/consumer and access and service provider equipment. Cavium processors are supported by ecosystem partners that provide operating systems, tool support, reference designs and other services. Cavium recently moved its principal office in San Jose, CA with design team locations in California, Massachusetts, India and Taiwan. For more information, please visit: http://www.cavium.com.

Note on Forward-Looking Statements

This press release may contain forward-looking statements regarding future events that involve risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results. These forward-looking statements involve risks and uncertainties, as well as assumptions and current expectations. Our actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks, uncertainties and assumptions. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include but are not limited to the rate of new design wins, the rate at which existing design wins go into production, the timing of purchases by Cavium's customers, acceptance by customers of Cavium's new product introductions, whether or not the company can continue to expand gross margins and operating margins, pricing pressures, general economic conditions, manufacturing difficulties, and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission. More information about these and other risks that may impact Cavium's business are set forth in the "Risk Factors" section of our Form 10Q filed with the Securities and Exchange Commission on August 5, 2011. All forward-looking statements in this press release are based on information available to us as of the date hereof and qualified in their entirety by this cautionary statement, and we assume no obligation to revise or update these forward-looking statements.

                                CAVIUM, INC.
       Unaudited GAAP Condensed Consolidated Statements of Operations
                  (in thousands, except per share amounts)
                                                   Three Months Ended
                                             ------------------------------
                                              September 30,
                                                  2011        June 30, 2011
                                             --------------  --------------

Net revenue                                  $       67,729  $       71,615
Cost of revenue                                      27,172          28,698
                                             --------------  --------------
Gross profit                                         40,557          42,917
                                             --------------  --------------
Operating expenses:
  Research and development                           23,571          23,660
  Sales, general and administrative                  11,599          17,554
                                             --------------  --------------
    Total operating expenses                         35,170          41,214
                                             --------------  --------------
Income from operations                                5,387           1,703
                                             --------------  --------------
Other income (expense), net:
  Interest expense                                      (55)            (63)
  Other, net                                            (53)             49
                                             --------------  --------------
Total other expense, net                               (108)            (14)
                                             --------------  --------------
  Income before income taxes                          5,279           1,689
  Benefit from income taxes                            (752)           (233)
                                             --------------  --------------
Net income                                   $        6,031  $        1,922
                                             ==============  ==============
Net income per common share, basic           $         0.12  $         0.04
Shares used in computing basic net income
 per common share                                    48,739          48,381
Net income per common share, diluted         $         0.12  $         0.04
Shares used in computing diluted net income
 per common share                                    50,751          51,104

                                CAVIUM, INC.
              Unaudited Reconciliation of Non-GAAP Adjustments
                               (in thousands)

Reconciliation of GAAP research and
 development expenses to non-GAAP:
  GAAP research and development expenses     $       23,571  $       23,660
    Stock-based compensation and related
     payroll taxes                                   (3,787)         (3,992)
    Acquisition-related expenses                       (631)           (586)
    Acquisition-related compensation
     expenses                                             -          (1,324)
                                             --------------  --------------
  Non-GAAP research and development expenses $       19,153  $       17,758
                                             ==============  ==============
Reconciliation of GAAP sales, general and
 administrative expenses to non-GAAP
  GAAP sales, general and administrative
   expenses                                  $       11,599  $       17,554
    Stock-based compensation and related
     payroll taxes                                   (4,084)         (4,425)
    Amortization of acquired intangibles               (347)           (347)
    Acquisition-related expenses                       (114)           (632)
    Acquisition-related compensation
     expenses                                          (500)         (1,087)
    Change in earn-out liability                      4,564               -
                                             --------------  --------------
  Non-GAAP sales, general and administrative
   expenses                                  $       11,118  $       11,063
                                             ==============  ==============

                                CAVIUM, INC.
              Unaudited Reconciliation of Non-GAAP Adjustments
           (In thousands, except per share data and percentages)

                                                   Three Months Ended
                                             ------------------------------
Reconciliation of GAAP gross profit & margin  September 30,
 to non-GAAP:                                     2011        June 30, 2011
                                             --------------  --------------
Net revenue                                  $       67,729  $       71,615
GAAP gross profit                                    40,557          42,917
GAAP gross margin                                      59.9%           59.9%
  Acquisition-related expenses:
    Cost of revenue                                     619           1,268
  Amortization of acquired intangibles:
    Cost of revenue                                   2,309           2,309
  Stock-based compensation and related
   payroll taxes:
    Cost of revenue                                     511             480
                                             --------------  --------------
Non-GAAP gross profit                        $       43,996  $       46,974
                                             ==============  ==============
Non-GAAP gross margin                                  65.0%           65.6%
                                             ==============  ==============

                                                    Three Months Ended
                                             ------------------------------
Reconciliation of GAAP income from            September 30,
 operations to non-GAAP:                           2011       June 30, 2011
                                             --------------  --------------
GAAP income from operations                  $        5,387  $        1,703
  Amortization of acquired intangibles                2,656           2,656
  Stock-based compensation and related
   payroll taxes                                      8,382           8,897
  Acquisition-related expenses                        1,364           2,486
  Acquisition-related compensation expenses             500           2,411
  Change in earn-out liability                       (4,564)              -
                                             --------------  --------------
Non-GAAP income from operations              $       13,725  $       18,153
                                             ==============  ==============
Non-GAAP income from operations as a
 percentage of revenue                                 20.3%           25.3%
                                             ==============  ==============

                                                    Three Months Ended
                                             ------------------------------
Reconciliation of GAAP net income to non-     September 30,
 GAAP:                                             2011       June 30, 2011
                                             --------------  --------------
GAAP net income                              $        6,031  $        1,922
Non-GAAP adjustments:
  Stock-based compensation and related
   payroll taxes:
    Cost of revenue                                     511             480
    Research and development                          3,787           3,992
    Sales, general and administrative                 4,084           4,425
  Amortization of acquired intangibles:
    Cost of revenue                                   2,309           2,309
    Sales, general and administrative                   347             347
  Acquisition-related expenses                        1,364           2,486
  Acquisition-related compensation expenses             500           2,411
  Change in earn-out liability                       (4,564)              -
                                             --------------  --------------
  Total of non-GAAP adjustments                       8,338          16,450
                                             --------------  --------------
Non-GAAP net income                          $       14,369  $       18,372
                                             ==============  ==============

GAAP net income per share, diluted           $         0.12  $         0.04
                                             ==============  ==============
  Non-GAAP adjustments detailed above                  0.15            0.30
Non-GAAP net income per share, diluted       $         0.27  $         0.34
                                             ==============  ==============

GAAP weighted average shares, diluted                50,751          51,104
  Non-GAAP share adjustment                           1,951           2,710
                                             --------------  --------------
Non-GAAP weighted average shares, diluted            52,702          53,814

                                CAVIUM, INC.
            Unaudited GAAP Condensed Consolidated Balance Sheets
                               (in thousands)

                                                  As of           As of
                                             --------------  --------------
                                              September 30,
                                                  2011        June 30, 2011
                                             --------------  --------------
Assets
Current assets:
  Cash and cash equivalents                  $       74,582  $       69,233
  Accounts receivable, net                           47,496          46,188
  Inventories                                        33,353          28,245
  Prepaid expenses and other current assets           3,205           3,762
  Deferred income taxes                               9,025           9,039
                                             --------------  --------------
    Total current assets                            167,661         156,467
Property and equipment, net                          17,997          15,091
Intangible assets, net                               58,496          58,148
Goodwill                                            101,402         101,402
Deferred income taxes                                27,243          27,173
Other non-current assets                              1,537           1,566
                                             --------------  --------------
    Total assets                             $      374,336  $      359,847
                                             ==============  ==============

Liabilities and Stockholders' Equity
Current liabilities:
  Accounts payable                           $       24,738  $       16,693
  Accrued expenses and other current
   liabilities                                        9,719          14,023
  Deferred revenue                                   14,322          14,927
  Capital lease and technology license
   obligations, current                               6,396           9,328
                                             --------------  --------------
    Total current liabilities                        55,175          54,971
Capital lease and technology license
 obligations, net of current                            917             796
Deferred tax liability                                5,917           5,917
Other non-current liabilities                         1,778           2,596
                                             --------------  --------------
    Total liabilities                                63,787          64,280
                                             --------------  --------------

Stockholders' equity
  Common stock                                           49              49
  Additional paid-in capital                        342,548         333,597
  Accumulated deficit                               (32,048)        (38,079)
                                             --------------  --------------
    Total stockholders' equity                      310,549         295,567
                                             --------------  --------------
    Total liabilities and stockholders'
     equity                                  $      374,336  $      359,847
                                             ==============  ==============

Cavium Contact:
Art Chadwick
Vice President of Finance and Administration
and Chief Financial Officer
Tel: (408) 943-7104
Email: art.chadwick@cavium.com

Angel Atondo
Sr. Marketing Communications Manager
Tel: (408) 943-7417
Email: angel.atondo@cavium.com